UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Treasury Long-Term Index Fund	May 31, 2022
PRULX	Investor Class
PRUUX	I Class
TRZUX	Z Class
T. ROWE PRICE U.S. Treasury Funds

HIGHLIGHTS

■	With money market yields remaining at ultralow levels through much of the past year, the T. Rowe Price U.S. Treasury Money Fund posted marginally positive returns, performing in line with its Lipper peer group index.

■	T. Rowe Price’s U.S. Treasury Intermediate Index and U.S. Treasury Long-Term Index Funds produced steep losses as Treasury yields surged in anticipation of prolonged inflation pressures and rapid monetary tightening by the Federal Reserve. The funds underperformed their respective Bloomberg benchmarks and delivered mixed results versus their Lipper peer group average.

■	The U.S. Treasury Index Funds ended the period with small, tactical allocations to Treasury inflation protected securities, partly reflecting our view that an expected moderation in price growth could take longer than many investors anticipate.

■	Powerful crosscurrents have created a highly uncertain economic environment. However, our base-case forecast calls for U.S. economic growth to stay in positive territory following an anticipated second-quarter rebound, underpinned by a robust labor market and solid consumer spending.

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Market Commentary

Dear Shareholder

Global stock markets produced mostly negative returns during your fund’s fiscal year, the 12-month period ended May 31, 2022, while rising bond yields weighed on returns for fixed income investors. Positive sentiment surrounding the recovering economy and corporate earnings growth in the first half of the period gave way to fears about new coronavirus variants, rising interest rates, soaring inflation, and geopolitical turmoil in the second half.

Nearly all major global and regional equity benchmarks receded during the period. Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Sector performance diverged widely, with communication services and consumer discretionary companies suffering amid the value rotation. Meanwhile, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch.

Financial markets entered the period on an upbeat note as an improving labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains already stressed by the coronavirus. In March, the White House announced that the U.S. was cutting off all oil imports from Russia. As a result, oil prices surged to their highest level in over a decade.

Concerns about inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the impact of the fiscal and monetary stimulus enacted during the pandemic and the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.2% in April versus the year before, near multi-decade highs, driven by accelerating energy and food prices. In March, the U.S. Federal Reserve approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead to combat inflation. In addition, the Fed ended its purchases of Treasuries and agency mortgage-backed securities during the period and announced plans to begin reducing its balance sheet.

Bond indexes were broadly negative as yields rose across the U.S. Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds fared particularly poorly, experiencing significant losses as concerns over a potential slowdown in economic growth took hold.

The challenges global markets face are complex and could drive market volatility as we enter the second half of the year. Our investment teams will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, we remain focused on the ongoing geopolitical and humanitarian crisis in Ukraine, which continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented attractive opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver strong long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
CEO and President

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Money Fund returned 0.04% over the 12-month period ended May 31, 2022, in line with its Lipper peer group index. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Accelerating inflation measures and robust job creation in the U.S. led the Federal Reserve (Fed) to quickly pivot from an accommodative monetary policy stance. In addition to winding down its asset purchases and announcing a gradual reduction of its balance sheet, the central bank raised the federal funds target rate twice during the period—bringing it to a range of 0.75% to 1.00% in May—and indicated that aggressive rate hikes were likely to follow.

On June 15, after our reporting period ended, the Fed raised the target range by another 75 basis points (0.75%); the new range was 1.50% to 1.75%, which—coupled with likely additional rate increases in the months ahead—should translate into higher yields and returns for money market fund investors.

Money market yields remained extremely low through 2021 but rose considerably over the rest of the reporting period in accordance with tightening monetary policy. Yields on three-month U.S. Treasury bills (T-bills) increased from 0.01% to 1.16% over the last year, while six-month rates marched from 0.03% to 1.64%. At the long end of the maturity spectrum, one-year T-bill yields surged from 0.05% to 2.08%.

How is the fund positioned?

As a government money market fund, the portfolio is required to invest almost exclusively in T-bills and other securities backed by the full faith and credit of the U.S. government. The fund is not subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied to nongovernment money funds during times of severe redemption activity.

Early in the period, we increased the portfolio’s exposure to one- to seven-day repurchase agreements (repos)—fully collateralized by Treasury securities—in an attempt to take advantage of the more attractive rates available on short maturities. However, we began rotating back into longer-term securities near the end of 2021 as the T-bill curve steepened, with one-year yields climbing in anticipation of tighter monetary policy in 2022.

Later, amid signs that the Fed would soon commence an aggressive rate-hiking cycle, we steadily added one- to seven-day repos to the portfolio so that we could quickly use the proceeds from the maturing securities to purchase newer issues with higher yields. This positioning shift consequently lowered the fund’s weighted average maturity (WAM) to nine days by May 31, 2022, down from 49 days one year earlier. Because we believe the Fed will continue raising rates this year, we expect to keep the portfolio’s WAM relatively short so that we can respond accordingly to subsequent rate increases.

At the conclusion of the reporting period, the fund invested approximately 19% of its net assets in T-bills and 71% in repos fully collateralized by Treasury securities, with the remainder invested largely in Treasury notes that will mature within one year.

What is portfolio management’s outlook?

The Fed has signaled that a rapid rate-hiking cycle is now underway in an attempt to curb inflation pressures. While money market fund investors will welcome higher money market yields and returns, uncertainty surrounding economic growth and geopolitical stability could alter the pace of the central bank’s monetary tightening.

We believe that our strategy should enable us to respond quickly to changes in the interest rate outlook or other factors affecting money markets. In any event, we remain committed to managing a high-quality money market portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our investors.

U.S. TREASURY INTERMEDIATE INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Intermediate Index Fund returned -8.66% during the past 12 months and underperformed its Bloomberg benchmark, which also generated steeply negative returns as intermediate-term yields rose substantially. The fund markedly outperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum—including long-maturity funds that fared even worse than intermediate-term portfolios. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Accelerating inflation measures and robust job creation in the U.S. led the Federal Reserve (Fed) to quickly pivot from an accommodative monetary policy stance. In addition to winding down its asset purchases and announcing a coming reduction of its balance sheet, the central bank raised the federal funds target rate twice during the period—bringing it to a range of 0.75% to 1.00% in May—and indicated that aggressive rate hikes were likely to follow. (Indeed, after the conclusion of our reporting period, the Fed at its June policy meeting lifted the target rate to a range of 1.50% to 1.75% and signaled further rate increases this year, including a possible 0.75% increase at its forthcoming July meeting.)

The Fed’s hawkish shift and persistent inflation pressures drove Treasury yields sharply higher, led by a surge in intermediate-term yields that caused deeply negative absolute returns for the fund. In terms of relative performance, our interest rate management hurt the fund’s returns versus the benchmark. We tactically adjusted the portfolio’s duration—a key measure of its sensitivity to interest rate changes—throughout the period but, on average, its duration was slightly longer than that of the benchmark. This positioning hampered relative returns as yields reached multiyear highs. On the other hand, we generally positioned the fund in anticipation of a flatter yield curve, which benefited performance as long-maturity yields rose less than their shorter-term counterparts.

The fund’s non-benchmark positions in Ginnie Mae (GNMA) mortgage-backed securities (MBS) and Treasury inflation protected securities (TIPS) detracted from results, albeit marginally. GNMA MBS struggled amid a variety of headwinds to the mortgage market, including bouts of interest rate volatility that raised uncertainty about cash flows, an earlier-than-anticipated tapering of the Fed’s agency MBS purchases, and ensuing expectations for the Fed to shrink its exposure to these securities—which the central bank ultimately announced would begin in June. Concerns that the Fed could also conduct outright sales of mortgage bonds—beyond merely curbing its principal reinvestments—also weighed on the sector, although GNMA MBS rallied in May as rate volatility moderated and the Fed indicated it was not considering MBS sales in the short run.

In terms of TIPS, we initiated a limited allocation to the inflation protected sector in mid-November amid signs that supply chain disruptions could persist. This position impeded performance, however, as a temporary pullback in oil prices and worries about the omicron variant of the coronavirus dragged TIPS break-even spreads—a market-based measure of inflation expectations—downward through the rest of the month. We closed out this position shortly thereafter.

However, a subsequent allocation to short-maturity TIPS in early 2022 added value. At the time, we saw potential for rising rents to enable consumer price index (CPI) readings to beat near-term market expectations. Soon after, short-term break-even spreads spiked on above-consensus CPI readings and fears of global commodities shortages, leading to excess returns for these inflation-linked securities compared with similarly dated nominal Treasuries.

How is the fund positioned?

We actively modified the fund’s duration posture throughout the past year based on incoming economic and inflation data, monetary policy signals, and geopolitical developments. Since the fund’s semiannual report in November 2021, we moved from a long duration stance versus the benchmark—reflecting our expectation that the spread of the omicron variant would slow the economy—to a modestly short duration bias in mid-January, as we felt that strong inflation readings would likely keep the Fed on track toward policy tightening and drive yields higher.

With yields later surging to their highest levels in several years and rising macroeconomic uncertainty following Russia’s invasion of Ukraine, we switched to favoring a modestly long duration posture through March and most of April before toggling between a short and neutral bias over the remainder of the reporting period.

We also continued to make tactical bets on the shape of the yield curve, generally in anticipation of flattening moves in 2022 due to Fed officials’ increasingly hawkish rhetoric and our projections for weaker—though still positive—economic expansion. However, we also saw potential for episodic steepening moves during recent months, especially as liquidity in the Treasury market thinned, leading to greater volatility. At the end of the period, the fund’s positioning reflected our bias for a flattening of the yield curve and a neutral duration compared with the benchmark.

As of May 31, 2022, approximately 97% of the fund’s net assets were invested in U.S. Treasury securities. Nominal Treasury notes and bonds composed an overwhelming majority of this allocation, although the portfolio also had a very small allocation to TIPS.

By prospectus, the fund is permitted to invest up to 20% of its net assets in non-Treasury securities backed by the federal government. Relatedly, we kept a modest allocation to GNMA MBS, totaling roughly 3% of the portfolio by the period-end.

Amid substantial headwinds to mortgage bonds, we allowed the portfolio’s exposure to GNMA MBS to decrease over the past year, particularly in the final months of the reporting period as rate volatility spiked and the Fed began planning its gradual exit from the MBS market. Within the GNMA structure, we favored higher-coupon bonds, which are less impacted by rising mortgage rates and are less exposed to quantitative tightening risks given that the Fed’s MBS holdings are largely concentrated in lower-coupon bonds.

On a more tactical basis, we initiated a limited position in shorter-maturity TIPS near the end of May as we felt that supply chain and commodities disruptions could continue to exert upward pressure on near-term break-even spreads. Moreover, we saw potential for energy and housing prices to stay elevated for an extended period and cause a slower-than-anticipated deceleration in CPI prints.

Although the fund invests primarily in cash bonds, we also regularly employ derivatives, mainly to adjust the fund’s duration and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held within the fund during the period and detracted from its absolute returns.

What is portfolio management’s outlook?

Powerful crosscurrents have created an uncertain economic environment, with negative real incomes, tightening financial conditions, and upside risks to global commodities prices lessening the benefits of strong job gains and pandemic-era savings. While Fed policymakers believe the economy can withstand substantially higher interest rates, whether the central bank can successfully bring down high inflation without overtightening and tipping the U.S. into recession remains an open question.

Still, our base-case scenario is for U.S. economic growth to stay in positive territory following an anticipated second-quarter rebound, underpinned by a robust labor market and solid consumer spending. Our base-case forecast also anticipates the Fed reaching a restrictive policy stance by the end of 2022 as the central bank is likely to continue its rapid monetary tightening to address stubbornly high inflation. To that end, we expect inflation to slow but believe this deceleration could take place in a more gradual, protracted manner than many investors currently anticipate, creating upside risks to the Fed’s terminal rate and Treasury yields.

Despite its strong sell-off over the past year, we believe that U.S. government debt remains an important tool for asset allocators and a top diversifier for riskier assets—especially now that investors have meaningfully priced in aggressive Fed rate hikes across the Treasury curve, pushing intermediate-term yields to post-global financial crisis highs. Additionally, we expect Treasuries to resume their typical, inverse relationship with risk assets as investors digest the Fed’s anticipated policy actions and the economy likely slows.

As always, we will continue to look for opportunities to make tactical adjustments to the fund based on incoming data, movements in Treasury yields, and changes in the macroeconomic landscape.

U.S. TREASURY LONG-TERM INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide high income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The U.S. Treasury Long-Term Index Fund returned -14.75% during the past 12 months and underperformed its Bloomberg benchmark, which also generated sharply negative returns as long-term yields rose substantially. The fund notably underperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum—including shorter-maturity funds that are less sensitive to rising interest rates. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Accelerating inflation measures and robust job creation in the U.S. led the Federal Reserve (Fed) to quickly pivot from an accommodative monetary policy stance. In addition to winding down its asset purchases and announcing a coming reduction of its balance sheet, the central bank raised the federal funds target rate twice during the period—bringing it to a range of 0.75% to 1.00% in May—and indicated that aggressive rate hikes were likely to follow. (Indeed, after the conclusion of our reporting period, the Fed at its June policy meeting lifted the target rate to a range of 1.50% to 1.75% and signaled further rate increases this year, including a possible 0.75% increase at its forthcoming July meeting.)

The Fed’s hawkish shift and persistent inflation pressures caused Treasury yields to surge, and the corresponding sell-off in long-term Treasuries—whose prices are highly sensitive to rising rates—led to deeply negative absolute returns for the fund. In terms of relative performance, our interest rate management hurt the fund’s returns versus the benchmark. We tactically adjusted the portfolio’s duration—a key measure of its sensitivity to interest rate changes—throughout the period but, on average, its duration was slightly longer than that of the benchmark. This positioning hampered relative returns as yields reached multiyear highs.

The fund’s non-benchmark position in Ginnie Mae (GNMA) mortgage-backed securities (MBS) detracted from results, albeit slightly. GNMA MBS struggled amid a variety of headwinds to the mortgage market, including bouts of interest rate volatility that raised uncertainty about cash flows, an earlier-than-anticipated tapering of the Fed’s agency MBS purchases, and ensuing expectations for the Fed to shrink its exposure to these securities—which the central bank ultimately announced would begin in June. Concerns that the Fed could also conduct outright sales of mortgage bonds—beyond merely curbing its principal reinvestments—also weighed on the sector, although GNMA MBS rallied in May as rate volatility moderated and the Fed indicated it was not considering MBS sales in the near term.

Our occasional, non-benchmark use of Treasury inflation protected securities (TIPS) had little net impact on relative returns. We initiated a limited allocation to the inflation protected sector in mid-November amid signs that supply chain disruptions could persist. This position impeded performance, however, as a temporary pullback in oil prices and worries about the omicron variant of the coronavirus dragged TIPS break-even spreads—a market-based measure of inflation expectations—downward through the rest of the month. We closed out this TIPS position shortly thereafter.

However, a subsequent allocation to short-maturity TIPS in early 2022 added value. At the time, we saw potential for rising rents to enable consumer price index (CPI) readings to beat near-term market expectations. Soon after, short-term break-even spreads spiked on above-consensus CPI readings and fears of global commodities shortages, leading to excess returns for these inflation-linked securities compared with similarly dated nominal Treasuries.

How is the fund positioned?

We actively modified the fund’s duration posture throughout the past year based on incoming economic and inflation data, monetary policy signals, and geopolitical developments. Since the fund’s semiannual report in November 2021, we moved from a long duration stance versus the benchmark—reflecting our expectation that the spread of the omicron variant would slow the economy—to a modestly short duration bias in mid-January, as we felt that strong inflation readings would likely keep the Fed on track toward policy tightening and drive yields higher.

With yields later surging to their highest levels in several years and rising macroeconomic uncertainty following Russia’s invasion of Ukraine, we switched to favoring a modestly long duration posture through March and most of April before toggling between a short and neutral bias over the remainder of the reporting period.

We also continued to make tactical bets on the shape of the yield curve, generally in anticipation of flattening moves in 2022 due to Fed officials’ increasingly hawkish rhetoric and our projections for weaker—though still positive—economic expansion. However, we also saw potential for episodic steepening moves during recent months, especially as liquidity in the Treasury market thinned, leading to greater volatility. At the end of the period, the fund’s positioning reflected our bias for a flattening of the yield curve and a neutral duration compared with the benchmark.

As of May 31, 2022, approximately 97% of the fund’s net assets were invested in U.S. Treasury securities. Nominal Treasury notes and bonds composed an overwhelming majority of this allocation, although the portfolio also had a very small allocation to TIPS. By prospectus, the fund is permitted to invest up to 20% of its net assets in non-Treasury securities backed by the federal government. Relatedly, we kept a modest allocation to GNMA MBS, totaling roughly 3% of the portfolio by the period-end.

Amid substantial headwinds to mortgage bonds, we allowed the portfolio’s exposure to GNMA MBS to decrease over the past year, particularly in the final months of the reporting period as rate volatility spiked and the Fed began planning its gradual exit from the MBS market. Within the GNMA structure, we favored higher-coupon bonds, which are less impacted by rising mortgage rates and are less exposed to quantitative tightening risks given that the Fed’s MBS holdings are largely concentrated in lower-coupon bonds.

On a more tactical basis, we initiated a limited position in shorter-maturity TIPS near the end of May as we felt that supply chain and commodities disruptions could continue to exert upward pressure on near-term break-even spreads. Moreover, we saw potential for energy and housing prices to stay elevated for an extended period and cause a slower-than-anticipated deceleration in CPI prints.

Although the fund invests primarily in cash bonds, we also regularly employ derivatives, mainly to adjust the fund’s duration and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held within the fund during the period.

What is portfolio management’s outlook?

Powerful crosscurrents have created an uncertain economic environment, with negative real incomes, tightening financial conditions, and upside risks to global commodities prices lessening the benefits of strong job gains and pandemic-era savings. While Fed policymakers believe the economy can withstand substantially higher interest rates, whether the central bank can successfully bring down high inflation without overtightening and tipping the U.S. into recession remains an open question.

Still, our base-case scenario is for U.S. economic growth to stay in positive territory following an anticipated second-quarter rebound, underpinned by a robust labor market and solid consumer spending. Our base-case forecast also anticipates the Fed reaching a restrictive policy stance by the end of 2022 as the central bank is likely to continue its rapid monetary tightening to address stubbornly high inflation. To that end, we expect inflation to slow but believe this deceleration could take place in a more gradual, protracted manner than many investors currently anticipate, creating upside risks to the Fed’s terminal rate and Treasury yields.

Despite its strong sell-off over the past year, we believe that U.S. government debt remains an important tool for asset allocators and a top diversifier for riskier assets—especially now that investors have meaningfully priced in aggressive Fed rate hikes across the yield curve. Additionally, we expect Treasuries to resume their typical, inverse relationship with risk assets as investors digest the Fed’s anticipated policy actions and the economy likely slows.

As always, we will continue to look for opportunities to make tactical adjustments to the fund based on incoming data, movements in Treasury yields, and changes in the macroeconomic landscape.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg®, Bloomberg U.S. 4–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Z Class

	Year Ended 5/31/22	5/31/21	3/16/20[1] Through 5/31/20
NET ASSET VALUE			
Beginning of period	$ 11.04	$ 15.38	$ 15.32
Investment activities			
Net investment income[2][3]	0.24	0.24	0.06
Net realized and unrealized gain/loss	(1.80)	(2.03)	0.06
Total from investment activities	(1.56)	(1.79)	0.12
Distributions			
Net investment income	(0.24)	(0.25)	(0.06)
Net realized gain	—	(2.30)	—
Total distributions	(0.24)	(2.55)	(0.06)
NET ASSET VALUE			
End of period	**$ 9.24**	**$ 11.04**	**$ 15.38**

Ratios/Supplemental Data

Total return[3][4]	**(14.50)%**	**(13.39)%**	**0.80%**
Ratios to average net assets:[3]			
Gross expenses before waivers/payments by Price Associates	0.07%	0.14%	0.30%[5]
Net expenses after waivers/payments by Price Associates	0.00%	0.00%	0.00%[5]
Net investment income	2.15%	1.87%	1.89%[5]
Portfolio turnover rate	75.2%	49.1%	157.0%
Net assets, end of period (in millions)	$3,805	$2,795	$2,019

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[5] Annualized

The accompanying notes are an integral part of these financial statements.

May 31, 2022

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par/Shares	$ Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 2.5%		
U.S. Government Obligations 2.5%		
Government National Mortgage Assn.		
2.50%, 8/20/51 - 12/20/51	28,837	27,141
3.00%, 1/20/35 - 10/20/51	14,641	14,178
3.50%, 9/20/49 - 2/20/50	14,523	14,551
4.50%, 10/20/39 - 3/20/47	3,107	3,270
5.00%, 7/20/47 - 12/20/48	7,445	7,757
5.50%, 3/20/49	904	955
6.00%, 8/20/34 - 11/15/39	229	254
6.50%, 8/15/28	1	1
7.00%, 11/20/23 - 1/20/24	—	—
8.50%, 10/20/24	2	2
Government National Mortgage Assn., CMO, 2.50%, 1/20/50	6,868	6,505
Government National Mortgage Assn., CMO, ARM		
1M USD LIBOR + 0.40%, 1.327%, 9/20/46 - 6/20/49	7,741	7,704
1M USD LIBOR + 0.43%, 1.357%, 9/20/49	3,435	3,423
1M USD LIBOR + 0.45%, 1.377%, 8/20/49 - 10/20/49	16,018	15,974
1M USD LIBOR + 0.50%, 1.427%, 12/20/49	10,296	10,298
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $115,531)		**112,013**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 96.8%		
U.S. Treasury Obligations 96.8%		
U.S. Treasury Bonds, 1.125%, 5/15/40	132,076	93,630
U.S. Treasury Bonds, 1.125%, 8/15/40	126,480	89,089
U.S. Treasury Bonds, 1.25%, 5/15/50	110,030	70,969
U.S. Treasury Bonds, 1.375%, 11/15/40	89,210	65,542
U.S. Treasury Bonds, 1.375%, 8/15/50	119,290	79,589
U.S. Treasury Bonds, 1.625%, 11/15/50	122,110	87,156
U.S. Treasury Bonds, 1.75%, 8/15/41	134,590	104,602
U.S. Treasury Bonds, 1.875%, 2/15/41	226,550	181,452
U.S. Treasury Bonds, 1.875%, 2/15/51	239,544	182,166
U.S. Treasury Bonds, 1.875%, 11/15/51	205,235	156,299
U.S. Treasury Bonds, 2.00%, 11/15/41	182,240	148,013
U.S. Treasury Bonds, 2.00%, 2/15/50	198,830	156,206
U.S. Treasury Bonds, 2.00%, 8/15/51 (1)	141,300	110,810
U.S. Treasury Bonds, 2.25%, 5/15/41	102,008	86,755
U.S. Treasury Bonds, 2.25%, 8/15/46	115,925	95,077
U.S. Treasury Bonds, 2.25%, 8/15/49	65,500	54,560
U.S. Treasury Bonds, 2.25%, 2/15/52	525,935	439,731

The accompanying notes are an integral part of these financial statements.

May 31, 2022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Index Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high income consistent with maximum credit protection. The fund has three classes of shares: the U.S. Treasury Long-Term Index Fund (Investor Class), the U.S. Treasury Long-Term Index Fund–I Class (I Class) and the U.S. Treasury Long-Term Index Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded and/or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions. As of May 31, 2022, securities valued at $10,220,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 16% and 36% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and interest rates; and, for options written, the potential for losses to exceed any premium received by the fund. During the year ended May 31, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 8% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of U.S. government securities aggregated $4,503,811,000 and $2,839,470,000, respectively, for the year ended May 31, 2022.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets.

The tax character of distributions paid for the periods presented was as follows:

At May 31, 2022, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:

At May 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.06% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

Effective September 1, 2021, the Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2022 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2022, expenses incurred pursuant to these service agreements were $97,000 for Price Associates; $556,000 for T. Rowe Price Services, Inc.; and $43,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2022, approximately 57% of the I Class’s and 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and

Shareholders of T. Rowe Price U.S. Treasury Long-Term Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price U.S. Treasury Long-Term Index Fund (one of the funds constituting T. Rowe Price U.S. Treasury Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

July 20, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/22

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For shareholders subject to interest expense deduction limitation under Section 163(j), $79,804,000 of the fund’s income qualifies as a Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations. The fund’s shareholders have benefitted from economies of scale through reductions to the fund’s management fee and may also benefit from potential economies of scale through a decline in operating expenses as the fund grows in size. The Board concluded that the advisory fee structure for the fund provided for a reasonable sharing of benefits from any economies of scale and that the advisory fee structure continued to be appropriate.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. There were not sufficient funds in the Expense Group to rank in quintiles. For the Expense Group, the information provided to the Board indicated that the fund’s contractual management fee ranked second out of four funds, the fund’s actual management fee rate ranked third out of four funds, and the fund’s total expenses ranked fourth out of four funds. For the Expense Universe, the information provided to the Board indicated that the fund’s actual management fee rate ranked in the third quintile and the fund’s total expenses ranked in the fourth quintile.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract

As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels(b) (1959) 2018 [0]	President, The Johns Hopkins University and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2013 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a)All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
(c)Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2019 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

(a)All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With U.S. Treasury Funds	Principal Occupation(s)

Stephen L. Bartolini, CFA (1977) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian J. Brennan, CFA (1964) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)

Maria H. Condez (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Cheryl Hampton (1969) Vice President	Vice President, T. Rowe Price

Geoffrey M. Hardin (1971) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Keir R. Joyce, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Kersse (1989) Vice President	Vice President, T. Rowe Price

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967) Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Rachel Protzman (1988) Assistant Vice President	Assistant Vice President, T. Rowe Price

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Michael K. Sewell (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Chen Shao (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeanny Silva (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Douglas D. Spratley, CFA (1969) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Temple, CFA (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mitch Unger (1986) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Research Analyst, NUVEEN, TIAA Investments (to 2018)

Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,959,000 and $3,481,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2022